SUBJECT TO COMPLETION, DECEMBER 23, 2004

Investment Company Act File No. 811-21690

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]

Amendment No.                      [__]

(Check appropriate box or boxes.)

HIGH INCOME MASTER PORTFOLIO LLC
(Exact Name of Registrant as Specified in Charter)

2711 Centerville Road
Suite 400
Wilmington, Delaware 19808
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: 212-806-5400

c/o:

Stuart H. Coleman, Esq.
Janna Manes, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038
(Name and Address of Agent for Service)

This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, shares of the Registrant are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), because such shares will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Registrant may be made only by a limited number of investors, including investment companies, common or commingled trust funds, group trusts and certain other "accredited investors" within the meaning of Regulation D under the Securities Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Registrant.

EXPLANATORY NOTE

          This Registration Statement (the "Registration Statement") has been prepared as a single document consisting of Parts A, B and C, and Parts A and B are to be distributed together.

          High Income Master Portfolio LLC (the "Portfolio") will be part of a master-feeder structure. The term "master-feeder structure" refers to a two-tiered arrangement in which one or more investment vehicles that have substantially identical investment objectives pool their assets by investing in a single investment company having the same investment objective. The "master" fund invests in portfolio securities and other investments in accordance with the common investment objective, while the "feeder" funds typically invest all of their investable assets in the "master" fund rather than by investing directly in portfolio securities. Each feeder fund generally will participate in the earnings, dividends and assets of the Portfolio in accordance with its pro rata interests in the Portfolio.

          It is anticipated that the Portfolio initially will consist solely of all of the investable assets of a Fund that is a closed-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), with shares registered under the Securities Act of 1933, as amended (the "Securities Act"), and listed for trading on the New York Stock Exchange (the "NYSE"). It is anticipated that a second feeder fund would be formed as an open-end management investment company registered under the 1940 Act with multiple classes of shares registered under the Securities Act. (These funds and any other funds that in the future invest in the Portfolio are referred to as the "Funds" and each a "Fund.")

          One or more of the Funds, but not the Portfolio, may engage in borrowing for investment purposes (leverage).

          Responses to Items 1, 2, 3, 8 and 22(e), (i) – (k) have been omitted pursuant to Paragraph 2(b) of Instruction B of the General Instructions to Form N-1A.

SUBJECT TO COMPLETION, DECEMBER 23, 2004

PART A

____________________, 2005

HIGH INCOME MASTER PORTFOLIO LLC

Item 4.  Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings.

INVESTMENT OBJECTIVE AND POLICIES

          The Portfolio's investment objective is to provide high current income, while seeking to preserve interest holders' capital, through investment in a professionally managed, diversified portfolio of high-yield, high-risk securities (commonly referred to as "junk" bonds or securities).

Principal Investment Strategies

          The Portfolio seeks to achieve its objective of preserving interest holders' capital through careful selection of the Portfolio's high-yield, high-risk investments, portfolio diversification, and portfolio monitoring and repositioning. The Portfolio invests primarily in fixed-income securities rated in the lower categories by a nationally recognized rating agency consisting principally of fixed-income securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Service ("S&P") or nonrated fixed-income securities deemed by the Portfolio's investment adviser (the "Adviser") to be of comparable quality.

          Under normal market conditions, at least 65% of the Portfolio's total assets are invested in high-yield fixed-income securities rated in the lower categories by recognized rating agencies or nonrated fixed-income securities deemed by the Adviser to be of comparable quality. The Portfolio generally invests a substantially higher percentage of its assets in such securities to the extent that the Adviser believes market conditions favor such investments. The Portfolio may not invest 25% or more of its assets in the securities of issuers in one industry. The Portfolio's investments consist principally of fixed-income securities rated Ba/BB or lower by Moody's or S&P.

          The Portfolio reserves the right, under normal market conditions, to invest up to 35% of its total assets in money market instruments and fixed-income securities rated higher than Ba/BB by Moody's or S&P or the unrated equivalent as determined by the Adviser, although the percentage invested in such securities may increase under other than normal circumstances.

          High-yield bonds (also commonly referred to as "junk" bonds or securities), the generic name for corporate bonds rated between Ba/BB and C/D by Moody's or S&P, respectively, are frequently issued by corporations in the growth stage of their development, but also may be issued by established companies. These bonds are regarded by the rating agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities also are generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Securities that are rated Ba by Moody's or BB by S&P have speculative characteristics with respect to capacity to pay interest and repay principal. Securities that are rated B by Moody's or S&P reflect the rating agency's view that such securities generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities that are rated Caa by Moody's or CCC by S&P or below are of poor standing. Those issues may be in default (such as those rated D by S&P) or present elements of danger with respect to principal or interest. Although the Portfolio does not currently intend to purchase securities that are in payment default, the Portfolio is not limited in its holdings of such securities and from time to time may invest in such securities, or securities held by the Portfolio may become subject to payment default subsequent to purchase. High-yield securities held by the Portfolio may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover. Securities issued to finance corporate restructurings may have special credit risks because of the highly leveraged conditions of the issuers, and such securities usually are subordinate to securities subsequently issued by the issuer. In addition, such issuers may lose experienced management as a result of the restructurings. Finally, the market price of such securities may be more volatile to the extent that expected benefits from restructuring do not materialize.

          Securities acquired by the Portfolio may include preferred stock (including convertible preferred stock) and all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. Such obligations may include, for example, bonds, debentures, notes (including convertible debt securities), mortgage or other asset-backed instruments, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by such instruments). Most debt securities in which the Portfolio will invest will bear interest at fixed rates. However, the Portfolio reserves the right to invest without limitation in fixed-income debt securities that have variable rates of interest or involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

          The Portfolio may invest up to 10% of its total assets in senior secured floating rate loans ("Senior Loans"). Senior Loans generally are made to corporations, partnerships and other business entities ("Borrowers") that operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a Borrower's capital structure, pay interest at rates that are redetermined periodically on the basis of a floating base lending rate, such as the London Inter-bank Offered Rate (LIBOR), plus a premium. This floating rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Borrowers generally will use proceeds from Senior Loans to finance leveraged buyouts, recapitalizations, mergers, acquisitions and stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes. The Portfolio would invest primarily in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk. The Portfolio will attempt to manage these risks through ongoing analysis and monitoring of Borrowers.

          The Portfolio may invest up to 15% of its total assets in securities that are not readily marketable. However, a security that may be restricted as to resale under federal securities laws or otherwise, will not be subject to such percentage limitation if the Adviser determines that the security is, at the time of acquisition, readily marketable. Securities that are not readily marketable may offer higher yields than comparable publicly traded securities. However, the Portfolio may not be able to sell these securities when the Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Such securities may include, for example, those eligible for resale under Rule 144A under the Securities Act.

          The Portfolio may invest up to 10% of its total assets in securities other than fixed-income securities, such as equity securities, including those in the form of depositary receipts, as well as warrants to purchase equity or other securities. The Portfolio also may acquire common stock or warrants to purchase common stock or other equity securities as part of a unit in connection with the purchase of debt securities consistent with the Portfolio's investment policies.

          If market conditions threaten to erode the value of the Portfolio's assets, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in high-grade money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of banks, repurchase agreements and short-term obligations issued or guaranteed by the U.S. government or its instrumentalities or agencies, and in fixed-income securities rather than higher Ba/BB by the rating agencies. The yield on such securities will tend to be lower than the yield on other securities purchased by the Portfolio. This technique may prevent the Portfolio from achieving its investment objective.

          The Portfolio may also invest in fixed-income securities rated higher than Ba/BB by Moody's or S&P or nonrated fixed-income securities deemed by the Adviser to be of comparable quality when the difference in yields between quality classifications is relatively narrow. Investments in higher rated issues may serve to lessen a decline in net assets value but may also affect the amount of current income produced by the Portfolio, since the yields from such issues are usually lower than those from lower-rated issues. Accordingly, the inclusion of such instruments in the Portfolio's portfolio holdings may have the effect of reducing the yield on its interests.

          The achievement of the Portfolio's objective depends upon the Adviser's analytical and portfolio management skills. There is no assurance that the Portfolio's objective will be attained in the future.

          Portfolio Maturity and Turnover. The Portfolio's holdings may include issues of various maturities. Ordinarily, the Portfolio will emphasize investments in medium and longer-term instruments (i.e., those with maturities in excess of three years), but the weighted average maturity of portfolio holdings may be shortened or lengthened depending primarily on the Adviser's outlook for interest rates. To the extent the weighted average maturity of the Portfolio's securities is lengthened, the value of such holdings will be more susceptible to fluctuation in response to changes in interest rates, creditworthiness and general economic conditions. The weighted average of the Portfolio's security holdings will fluctuate depending on market conditions and investment opportunities. The Portfolio, however, does not expect that the weighted average maturity of its security holdings will, under normal conditions, exceed ten years.

          The Adviser actively makes portfolio adjustments that reflect the Portfolio's investment strategies, but does not trade securities for the Portfolio for the purpose of seeking short-term profits. It will, however, change the Portfolio's securities, regardless of how long they have been held, when it believes doing so will further the Portfolio's investment objective.

          The Portfolio's portfolio turnover rate may exceed 100% per year. A 100% annual turnover rate would occur, for example, if all the securities in the Portfolio's portfolio were replaced once within a period of one year. The Portfolio reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability, when investment strategy remains relatively constant. A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for the Portfolio in the form of increased dealer spreads and brokerage commissions. High portfolio turnover also could produce higher taxable distributions and lower the Portfolio's after-tax performance.

           Diversification. The Portfolio maintains a diversified investment portfolio, a strategy that seeks to limit exposure to any one issuer or industry. As a diversified investment company, the Portfolio may not make investments in any one issuer (other than the U.S. government) if, immediately after such purchase or acquisition, more than 5% of the value of the Portfolio's total assets would be invested in such issuer, or the Portfolio would own more than 10% of the outstanding voting securities of such issuer. This strategy is a fundamental policy that cannot be changed without interest holder approval. With respect to no more than 25% of its total assets, the Portfolio may make investments that are not subject to the foregoing restrictions.

Certain Investment Strategies

          The Adviser may use the strategies described below, among others, to help the Portfolio achieve its investment objective. Such strategies include the lending of portfolio securities and the use of options, futures contracts and options thereon, reverse repurchase agreements and repurchase agreements (other than certain repurchase agreements with qualified depository institutions having maturities not longer than one day). The Portfolio is under no obligation to use any of these strategies at any given time or under any particular economic condition and no assurance can be given that the use of any strategy will have its intended result or that the use of any practice is, or will be, available to the Portfolio.

          Securities Loans. The Portfolio may seek additional income by making secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets. The Portfolio will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Portfolio retains the right to call the loans at any time on reasonable notice. The Portfolio also may call such loans in order to sell the securities involved.

          When-Issued and Delayed-Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place a month or more after the date of the transaction). The Portfolio will invest in when-issued and delayed-delivery securities in order to lock in a favorable rate of return. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Portfolio until delivery and payment take place. The Portfolio will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Portfolio will segregate permissible liquid assets having a value at least equal at all times to the Portfolio's purchase commitments. The Portfolio is dependent on the other party to successfully complete when-issued and delayed-delivery transactions. If such other party fails to complete its portion of the transaction, the Portfolio will have lost the opportunity to invest the amount segregated in connection with such transaction.

          Repurchase Agreements. The Portfolio may enter into repurchase agreements with respect to up to 25% of the value of its total assets. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). Repurchase agreements may be viewed as loans made by the Portfolio which are collateralized by the securities subject to repurchase. The Adviser will evaluate the creditworthiness of the repurchase agreement counterparties with whom the Portfolio does business and will monitor their creditworthiness during the period of any repurchase agreement. If the counterparty defaults, the Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement, including interest. In addition, if the counterparty should be involved in bankruptcy or insolvency proceedings, the Portfolio may incur delay and costs in selling the underlying collateral or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the counterparty's estate.

          Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Portfolio. A reverse repurchase agreement is an instrument under which the Portfolio sells an underlying debt security and simultaneously obtains the commitment of the purchaser (generally, a commercial bank or a broker or dealer) to sell the security back to the Portfolio at an agreed upon price on an agreed upon date. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Portfolio under a reverse repurchase agreement could decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Portfolio. The Portfolio will not enter into a reverse repurchase agreement if, at the time, its obligations with respect to reverse repurchase agreements exceed 5% of the value of its total assets.

          Foreign Investments. The Portfolio may invest up to 10% of the value of its total assets in securities principally traded in foreign markets and Eurodollar certificates of deposit issued by branches of U.S. and foreign banks. The Portfolio will use currency transactions only for hedging and not speculation.

           Options. The Portfolio may write (sell) call options, which are traded on national securities exchanges with respect to securities in its portfolio. The Portfolio may only write "covered" call options, that is, options on securities it holds in its portfolio or has an immediate right to acquire through conversion or exchange of securities held in its portfolio. The Portfolio may write call options on its portfolio securities in an attempt to realize a greater current return than would be realized on the securities alone. The Portfolio also may write call options as a partial hedge against a possible market decline. In view of its investment objective, the Portfolio generally would write call options only in circumstances in which the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Portfolio receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. The Portfolio may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood that the Portfolio will be able to make closing purchase transactions, there is no assurance that the Portfolio will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Portfolio's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

          Futures Contracts and Related Options. The Portfolio currently does not intend to trade in futures contracts or related options on futures contracts. However, the Portfolio has reserved the right, subject to the approval of the Board of Managers, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. This technique could be employed if the Adviser anticipates that interest rates may rise, in which event the Portfolio could sell a futures contract to protect against the potential decline in the value of its portfolio securities. Conversely, if declining interest rates were anticipated, the Portfolio could purchase a futures contract to protect against a potential increase in the price of securities the Portfolio intends to purchase.

Portfolio Holdings

          The Portfolio will publicly disclose its ten largest holdings as reported on a [quarter]-end basis on its website at the following Internet address: www._________.com/______, approximately 30 days after such [quarter] end. The information will remain accessible until the Portfolio files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Portfolio's statement of additional information ("SAI").

RISK FACTORS AND SPECIAL CONSIDERATIONS

          Risk is inherent in all investing. The Portfolio is designed for long-term investors who can accept the risks entailed in seeking a high level of current income by investing in high yielding, lower quality, fixed income securities. The following discussion summarizes the principal risks of an investment in the Portfolio, which should be carefully considered before deciding whether to invest in the Portfolio.

          High Yield Investments. The principal value of the lower quality securities in which the Portfolio invests will be affected by interest rate levels, general economic conditions, specific industry conditions and the creditworthiness of the individual issuer. Although the Portfolio seeks to reduce risk by portfolio diversification, extensive credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate risk.

          Credit Risk. The Portfolio invests in lower-rated securities (also referred to as "junk" bonds or securities) and unrated securities of comparable quality, which involve greater risk than higher rated securities. These securities generally offer a higher return potential than higher rated securities, but also involve greater volatility of price and risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of the securities. As a result, investment in the Portfolio involves the risk that if an issuer of a lower-rated or unrated security in which the Portfolio invests defaults, there may be a negative impact on the Portfolio's income and asset coverage, and the Portfolio's investment objective may not be realized.

          The values of lower-rated securities tend to reflect individual corporate developments or adverse economic changes to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of high-yield, high risk securities and thus in the Portfolio's net asset value ("NAV"). The rating agencies generally regard these securities as predominantly speculative with respect to capacity to pay interest and repay principal and riskier than securities in the higher rating categories. Changes by recognized rating agencies in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of the Portfolio's investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from such securities, but will affect the Portfolio's NAV.

          The Portfolio will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

          The credit ratings issued by rating agencies may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of high-yield, high-risk securities. Also, rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating agencies such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings.

          Interest Rate Risk. Generally, when interest rates rise, the value of fixed rate debt obligations, including high-yield, high risk securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. In addition, in a period of rising interest rates increasing defaults by issuers of high-yield debt obligations would likely exacerbate any decline in the Portfolio's NAV. If an issuer of a security containing a redemption or call provision exercises either provision in a declining interest rate market, the Portfolio would likely replace the security with a security having a lower interest rate, which could result in a decreased return for interest holders.

          Liquidity Risk. At times a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers. Although the Portfolio generally considers such securities to be liquid because of the availability of an institutional market for such securities, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio may find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, the Portfolio also may find it more difficult to determine the fair value of such securities for purposes of computing the Portfolio's NAV. The Fund, in most instances, utilizes an independent pricing service to determine the value of its securities. However, quotations from a pricing service (or other quotations) may not be a reliable indicator of the price the Portfolio could realize upon sale due to many factors, including, but not limited to, the number of active purchasers and sellers, variable economic and market conditions and changes in the financial condition (or perceived financial condition) of the issuer at the time of sale. As a result, pricing of Portfolio securities does not rely solely on a price determined by an independent pricing service; other relevant information is also monitored and other valuation methodologies may be used as appropriate.

          Distressed and Defaulted Securities. Investments in the securities of financially distressed companies involve substantial risks. These securities may involve a substantial risk of default or may be in default. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. The high-yield, high risk securities held by the Portfolio frequently are subordinated to the prior payment of senior indebtedness and are traded in markets that may be relatively less liquid than the market for higher rated securities. In any reorganization or liquidation proceeding relating to a portfolio company, the Portfolio may lose its entire investment or may be required to accept cash or securities with a value less than the original investment. In addition, a liquidation or bankruptcy proceeding either may be unsuccessful (for example, because of the failure to obtain requisite approvals), may be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or may result in a distribution of cash or a new security the value of which will be less than the Portfolio's purchase price of the security in respect of which such distribution was made.

          Among the risks inherent in investments in troubled entities is that it frequently may be difficult to obtain information as to the true condition of such issuer. Judgments about the credit quality of the issuer and the relative value of its securities may prove to be wrong. Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy courts' power to disallow, reduce, subordinate or disenfranchise particular claims. The market prices of such securities also are subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value, and the Adviser's estimates of intrinsic value may be based on its views of market conditions, including interest rates, that may prove to be incorrect.

          Senior Loans. Senior Loans in which the Portfolio would invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Portfolio's investments in Senior Loans will be more dependent on the analytical abilities of the Adviser than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.

          Investment and Market Risk. An investment in the Portfolio's interests is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio represents an indirect investment in the portfolio securities owned by the Portfolio, and the value of these securities will move up or down, sometimes rapidly and unpredictably. At any point in time an investment in the Portfolio may be worth less than the original investment, even after taking into account the reinvestment of Portfolio dividends and distributions. The Portfolio's overall risk level will depend on the market sectors in which the Portfolio is invested and the current interest rate, credit quality and liquidity of securities of issuers in such sectors.

          Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Portfolio cannot predict the effects of similar events in the future on the U.S. economy. High-yield securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high-yield securities than on higher-rated securities.

          Risk of Investment in Securities Not Readily Marketable. Securities that are not readily marketable may offer higher yields than comparable publicly traded securities. However, the Portfolio may not be able to sell these securities when the Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities.

          Risk of Investment in Zero Coupon Securities and Step-Up Bonds. In addition to the risks associated with the credit rating of the issuers, these securities are subject to volatility risk for the period when no interest is paid.

          Changes to NAV. The Portfolio's NAV is expected to change in response to a variety of factors, primarily in response to changes in the value of the securities in which the Portfolio invests. See "High Yield Investments" above. Changes in market interest rates also may have an impact on the Portfolio's NAV. Another factor which can affect the Portfolio's NAV is changes in the pricing obtained for the Portfolio's assets.

          Foreign Investment Risk. The Portfolio may invest up to 10% of its total assets in securities principally traded in foreign markets and Eurodollar certificates of deposit issued by branches of U.S. and foreign banks. Foreign investments may involve risks not present to the same degree in domestic investments, such as future political and economic developments, the imposition of withholding taxes on interest income, seizure or nationalization of foreign deposits, the establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Foreign securities may be less liquid and more volatile than U.S. securities, and foreign accounting and disclosure standards may differ from U.S. standards. In addition, settlement of transactions in foreign securities may be subject to delays, which could result in adverse consequences to the Portfolio including restrictions on the subsequent resale of such securities. The value of foreign investments may rise or fall because of changes in currency exchange rates. In addition, the costs of exchanging foreign currencies for payments in U.S. dollars and nonnegotiated brokerage commissions in foreign countries may reduce the yield on foreign securities. In the event of a default in payment on foreign securities, the Portfolio may incur increased costs to obtain a judgment against the foreign issuer in the United States or abroad.

          Economies and social and political climates in individual countries may differ unfavorably from the United States and may affect the values of the Portfolio's investments and the availability to the Portfolio of additional investments in such countries. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years.

          The Portfolio may buy or sell foreign currencies or deal in forward foreign currency contracts to hedge against possible fluctuations in exchange rates that may affect the yield of the Portfolio when the foreign currencies are converted in payment in U.S. dollars. The Portfolio may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates.

          Hedging Risk. The Portfolio's use of derivatives and other transactions, such as options, financial futures and options on financial futures, may involve risks not associated with other types of investments which the Portfolio intends to purchase and it is possible that a portfolio that utilizes hedging strategies may not perform as well as a portfolio that does not make use of such strategies. The Portfolio's use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Portfolio's portfolio holdings or other factors. No assurance can be given that the Adviser's judgment in this respect will be correct. In addition, no assurance can be given that the Portfolio will enter into hedging or other transactions (including hedging exposure to foreign currency exchange rate risk) at times or under circumstances in which it may be advisable to do so.

          The Portfolio's positions in options and financial futures may be entered into and closed out only on a federally licensed exchange which provides a market therefor, and there can be no assurance that a liquid market will exist for any particular option or futures contract. Because financial futures and related options markets generally impose limits on daily price movement, it is possible that the Adviser would not be able to close out hedge positions promptly. The inability to close out options and futures positions could have an adverse impact on the Portfolio's ability to hedge its securities effectively and might, in some cases, require the Portfolio to deposit substantial amounts of additional cash to meet applicable margin requirements. The Portfolio's ability to hedge effectively through transactions in financial futures or options depends on the degree to which price movements, which include, in part, changes in interest rates, in the Portfolio's holdings correlate with price movements of the hedging instruments. Inasmuch as the Portfolio's options and futures will not duplicate such underlying securities, the correlation will probably not be perfect. Consequently, the prices, which include, in part, changes in interest rates, of the securities being hedged may not move in the same amount as the hedging instrument. It is possible that there may be a negative correlation between the hedging instrument and the hedged securities, which would prevent the Portfolio from achieving the anticipated benefits of hedging transactions or may cause the Portfolio to realize losses and thus be in a worse position than if such strategies had not been used. Pursuant to regulations and/or published positions of the SEC, the Portfolio may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in futures and options. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Portfolio's ability to otherwise invest those assets.

Master-Feeder Structure Risks

          Investment Portfolio Cash Flow. The primary risk of a master-feeder structure is that a large, unanticipated redemption by one Fund will reduce the asset level of the Portfolio and disrupt the investment process that will in turn affect the other Fund(s).

          In addition, the Portfolio's open-end structure may present additional cash flow issues for the Funds organized as closed-end investment companies or otherwise not offering and redeeming shares on a daily basis. If there is frequent cash movement in and out of the Portfolio's investment portfolio, this would create day-to-day investment management considerations not typically present for these Funds. There may be opportunity costs associated with cash received but not yet invested (to the extent portfolio holdings are otherwise performing better than the return on cash holdings), and it may be relatively costly to make small follow-on investments to existing positions; conversely, when the Portfolio has to sell portfolio securities to satisfy redemption requests the Portfolio will incur transaction costs and may be forced to sell investment securities before the Adviser would otherwise choose to do so, also creating potential opportunity costs. In addition, open-end funds typically maintain a certain percentage of assets in cash and cash equivalents to satisfy daily redemption requests, which also may act as a drag on investment performance to the extent portfolio holdings are otherwise performing better than the return on cash holdings. Because each Fund's investment portfolio is essentially the investment portfolio of the Portfolio, each Fund's investment performance is directly reflective of the performance of the Portfolio and reflects any potential investment disadvantages of an open-end structure over a closed-end structure.

          Other Risks. Smaller Funds may be harmed by the actions of larger Funds. For example, a larger Fund could have more voting power than a smaller Fund over the operations of the Portfolio because each Fund is entitled to a vote in proportion to its investment in the Portfolio. A Fund may withdraw from the Portfolio at any time at NAV. The withdrawal of all of a Fund's assets from the Portfolio may affect the investment performance of other Funds, if any, and the Portfolio. Such a withdrawal by a larger Fund may result in the smaller Funds' bearing higher proportion of the Portfolio's expenses. However, the possibility of bearing a larger pro rata share of expenses as a result of a withdrawal also exists for traditionally structured portfolios with large investors. Additionally, a Fund might also withdraw from the Portfolio if the Portfolio voted to change its investment objective, policies or limitations in a manner not acceptable to the Board members of that Fund.

Item 5.  Management, Organization and Capital Structure.

           (a)(1) Investment Adviser. ___________, ___________, serves as the investment adviser to the Portfolio and has overall responsibility for the management of the Portfolio. As of _______________, 2004, the Adviser had $__________ in assets under its management. The Portfolio and the Adviser will enter into an Advisory Agreement that requires the Adviser to provide investment advisory and portfolio management services for the Portfolio. It also requires the Adviser to assist in managing and supervising the general day-to-day business activities and operations of the Portfolio. The Adviser provides the Portfolio with the personnel necessary to administer the Portfolio. The agreement with the Adviser can be terminated at any time, without payment of any penalty, by vote of the Managers or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio or by the Adviser, in each case on not more than 60 days' nor less than 30 days' prior written notice.

          The Adviser bears its expenses of providing the services described above. The Adviser will receive from the Portfolio a management fee calculated at ____% (on an annual basis) of the Portfolio's average daily net asset value.

          The Portfolio pays all operating and other expenses of the Portfolio not borne by the Adviser including, but not limited to, legal fees, custodian fees, expenses in preparing interest holder reports and proxy solicitation materials and other miscellaneous business expenses. The Portfolio also pays all taxes imposed on it and all brokerage commissions.

           (a)(2) Portfolio Managers. The Portfolio is managed by a portfolio management team. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are ______________________.

           [Portfolio Manager Biographies]

           (b) Capital Stock, etc. Interest holders in the Portfolio have no preemptive or conversion rights, and interests in the Portfolio are fully paid and non-assessable. The Portfolio has no current intention to hold annual meetings of investors, except to the extent required by the 1940 Act, but will hold special meetings of interest holders when at any time less than a majority of its Managers holding office have been elected by interest holders. The Managers of the Portfolio continue to hold office until their successors are duly elected and qualified. Interest holders holding a specified percentage of interests in the Portfolio may call a meeting of interest holders in the Portfolio for the purpose of removing any Manager. A Manager of the Portfolio may be removed upon a majority vote of the interest holders qualified to vote in the election. The 1940 Act requires the Portfolio to assist its interest holders in calling such a meeting. Upon liquidation of the Portfolio, interest holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to interest holders.

          Each Fund is entitled to a vote in proportion to its investment interest in the Portfolio. Except as described below, whenever a Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by its shareholders that voted at the meeting. Fund shareholders who do not vote at the meeting will not affect how the Fund votes at the Portfolio meeting. Instead, the percentage of the Fund's votes representing its shareholders not voting will be voted by the Board members of the Fund in the same proportion as the Fund shareholders who do, in fact, vote.

          Subject to applicable statutory and regulatory requirements, each Fund would not be required to request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to interest holders in the Portfolio that is not required to be voted on by shareholders of the Fund would nonetheless be voted on by the Board members of the Fund.

Item 6.  Shareholder Information.

           (a) Pricing of Interests in the Portfolio. Interests in the Portfolio are sold and redeemed at the NAV next determined after an order in proper form is received by the Fund or its agent. The Portfolio determines its NAV on each day on which the NYSE is open. The Portfolio's NAV is determined as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). The Portfolio's NAV is computed by determining the value of the Portfolio's total assets (i.e., the securities it holds plus any cash or other assets, including interest accrued but not yet received), and subtracting all of its liabilities (including accrued expenses). The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

          The value of the Portfolio's assets is based on the current market value of its investments. For securities with readily available market quotations, the Portfolio uses those quotations for pricing. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices from principal market makers. Securities without a sale price or bid and ask quotations on the valuation day will be priced by an independent pricing service. If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (including when events materially affect the value of securities occurring between the time when market prices are determined and calculation of the Portfolio's net asset value), such securities are valued at their fair value as determined by, or in accordance with procedures approved by, the Board. In these cases, the Portfolio's net asset value will reflect the affected portfolio securities' value as determined in the judgment of the Board of Managers or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from a security's most recent sale price and from the prices used by other investment companies to calculate their net asset values. There can be no assurance that the Portfolio's valuation of a security will not differ from the amount that it realizes upon the sale of such security.

           (b) Purchase of Interests in the Portfolio. Interests in the Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Portfolio may only be made by a limited number of investors, including investment companies, common or commingled trust portfolios, group trusts and certain other "accredited investors" within the meaning of Regulation D under the Securities Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the Securities Act.

          There is no minimum initial or subsequent investment in the Portfolio.

          The Portfolio reserves the right to stop accepting investments from any Fund or to reject any investment order.

           (c) Redemption of Interests in the Portfolio. A Fund may withdraw all or any portion of its investment in the Portfolio on any business day in which the NYSE is open at the NAV next determined after a withdrawal request in proper form is furnished by the Fund to the Portfolio's transfer agent. When a request is received in proper form, the Portfolio will redeem a Fund's interests at the next determined NAV. The Portfolio will make payment for all interests redeemed within seven days after receipt by the Portfolio of a redemption request in proper form, except as provided by the rules of the SEC. The right of a Fund to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. Investments in the Portfolio may not be transferred.

           (d) Dividends and Distributions. Not Applicable.

           (e) Frequent Purchases and Redemptions of Portfolio Interests. Excessive trading, market timing or other abusive trading practices may disrupt investment management strategies and harm performance and may create increased transaction and administrative costs that must be borne by the Portfolio and the Funds and their shareholders, including holders of interests not engaged in such activity. The Portfolio's Board of Managers has approved policies and procedures with respect to frequent purchases and redemptions of interests in the Portfolio that are intended to discourage and prevent these practices, including monitoring of trading activity in Portfolio interests. The Portfolio will not knowingly accommodate excessive trading, market timing or other abusive trading practices. To discourage attempts to arbitrage pricing of portfolio holdings securities (among other reasons), the Board has adopted policies and procedures providing that if events materially affecting the value of securities occur between the time when market prices are determined and calculation of the Portfolio's net asset value, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. See "Shareholder Information--Pricing of Interests in the Portfolio" above. The Portfolio's and the Adviser's codes of ethics in respect of personal trading contain limitations on trading in Portfolio interests.

          Since the Portfolio is part of a master-feeder structure, the Portfolio relies primarily on the Funds to discourage and detect abusive trading practices of their shareholders due to the lack of access by the Portfolio to information about or control over trading activity in Fund shares. The Portfolio reserves the right to refuse any purchase request that could adversely affect the Portfolio, its operations or the Funds, including requests that are considered to be in connection with excessive trading, market timing or other abusive trading practices.

           (f) Tax Consequences. Because the Portfolio intends to operate as a partnership for federal income tax purposes, the Portfolio will not be subject to any income tax. Based upon the status of the Portfolio as a partnership, each Fund will take into account its share of the Portfolio's ordinary income, capital gains, losses, deductions and credits in determining its income tax liability. The determination of a Fund's share of the Portfolio's ordinary income, capital gains, losses, deductions and credits will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder.

Item 7.  Distribution Arrangements.

           (a) Sales Loads. Not Applicable.

           (b) 12b-1 Fees. Not Applicable.

           (c) Multiple Class and Master-Feeder Funds. The Portfolio is part of a master-feeder structure. Members of the general public may not purchase interests in the Portfolio. However, the Portfolio may sell interests to other affiliated and non-affiliated investment companies and/or qualified investors. Each Fund acquires an indirect interest in the securities owned by the Portfolio and will pay a proportionate share of the Portfolio's expenses. A Fund is not required to sell its shares to the public at the same price as another Fund. Funds may have different sales commissions and operating expenses. These different sales commissions and operating expenses may result in differences in returns among the Funds.

PART B

__________________, 2005

HIGH INCOME MASTER PORTFOLIO LLC

Item 9.  Cover Page and Table of Contents.

          This Part B, which is not a prospectus, supplements and should be read in conjunction with the current Part A of the Registration Statement of High Income Master Portfolio LLC (the "Portfolio"), dated ___________, 2005, as it may be revised from time to time ("Part A"). To obtain a copy of the Portfolio's Part A, please call the Portfolio at _________, or write to the Portfolio at _______________________________. Part A is incorporated herein by reference, and this Part B is incorporated by reference into Part A.

Page
Portfolio History
Description of the Portfolio and Its Investments and Risks
Management of the Portfolio
Control Persons and Principal Holders of Securities
Investment Advisory and Other Services
Brokerage Allocation and Other Practices
Capital Stock and Other Securities
Purchase, Redemption and Pricing of Securities
Taxation of the Portfolio
Underwriters
Calculation of Performance Data
Financial Statements	15 15 21 23 23 24 25 25 26 28 28 28

Item 10.  Portfolio History.

          The Portfolio was organized on November 23, 2004, as a limited liability company under the laws of the State of Delaware. Because the Portfolio is newly organized, it has no operating history.

Item 11.  Description of the Portfolio and Its Investments and Risks.

          The Portfolio is a diversified, open-end management investment company.

          The following information supplements and should be read in conjunction with Item 4 in Part A.

          Under normal market conditions, the Portfolio invests at least 65% of its total assets in high-yield fixed-income securities. These securities are commonly known as "junk bonds" because they are rated in the lower categories by nationally recognized rating agencies. "High yield" fixed-income securities, the generic name for corporate bonds rated between Ba and C by Moody's or between BB and D by S&P, are frequently issued by corporations in the growth stages of their development, as a result of corporate reorganizations or as part of corporate takeovers.

          Under current Moody's and S&P guidelines relating to the receipt of ratings on certain Fund shares, the Portfolio is limited in its use of certain types of securities in which it may otherwise invest, and certain strategies in which the Portfolio may otherwise engage, pursuant to the investment policies and strategies stated below. Such instruments consist of, among others: securities that are not readily marketable; private placements (other than Rule 144A securities); and securities not within the diversification guidelines of Moody's or S&P. Accordingly, although the Portfolio reserves the right to invest in such securities and to engage in such strategies to the extent described in the Registration Statement, it is anticipated that they will not ordinarily constitute in total more than 20% of the Portfolio's total assets or such other lower percentage as required by applicable regulations.

          Additional information concerning certain of the Portfolio's investments and investment techniques is set forth below.

          Senior Loans. The Portfolio may invest up to 10% of its total assets in Senior Loans. Senior Loans, which typically hold the most senior position in a Borrower's capital structure, pay interest at rates that are redetermined periodically on the basis of a floating base lending rate, such as the London Inter-bank Offered Rate (LIBOR), plus a premium. This floating rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Borrowers generally will use proceeds from Senior Loans to finance leveraged buyouts, recapitalizations, mergers, acquisitions and stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes. The Portfolio invests primarily in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk. The Portfolio will attempt to manage these risks through ongoing analysis and monitoring of Borrowers.

          Senior Loans in which the Portfolio invests may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Portfolio's investments in Senior Loans will be more dependent on the analytical abilities of the Adviser than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.

          Securities Loans. The Portfolio may make secured loans of its portfolio securities. Loans of portfolio securities may not exceed 33-1/3% of the value of the Portfolio's total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans may only be made to unaffiliated broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Portfolio an amount equal to any interest or dividends received on securities subject to the loan. The Portfolio retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Portfolio retains the right to call the loans at any time on reasonable notice, and it may do so in order that the securities may be voted by the Portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment and the Adviser believes that voting concerns outweigh any costs associated with calling loans. The Portfolio also may call such loans in order to sell the securities involved.

          When-Issued and Delayed-Delivery Securities. From time to time, in the ordinary course of business, the Portfolio may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place a month or more after the date of the transaction). The Portfolio will invest in when-issued and delayed-delivery securities to lock in a favorable rate of return. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Portfolio until delivery and payment take place. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. The Portfolio will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Portfolio will set aside cash or permissible liquid securities from its portfolio, marked to market daily and having value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other portfolio obligations, incur a gain or loss due to market fluctuation. The Portfolio is dependent on the other party to successfully complete when-issued and delayed-delivery transactions. If such other party fails to complete its portion of the transaction, the Portfolio will have lost the opportunity to invest the amount set aside for such transaction.

          Repurchase Agreements. The Portfolio may enter into repurchase agreements with respect to up to 25% of the value of its total assets. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell the security at a fixed time and price (representing the Portfolio's cost plus interest). The Portfolio will enter into repurchase agreements to assist in the management of its portfolio and to obtain additional revenue. It is the Portfolio's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the United States government or its agencies or instrumentalities. Repurchase agreements also may be viewed as loans made by the Portfolio that are collateralized by the securities subject to repurchase. The Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the counterparty's obligation under the repurchase agreement. The Adviser also will evaluate the creditworthiness of the seller counterparties with whom the Portfolio enters into repurchase agreements and will monitor their creditworthiness during the period of any repurchase agreement. If the seller counterparty defaults, the Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller counterparty should be involved in bankruptcy or insolvency proceedings, the Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

          Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Portfolio. A reverse repurchase agreement is an instrument under which the Portfolio may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Portfolio at an agreed upon price on an agreed upon date. The Portfolio will undertake reverse repurchase transactions to assist in the management of its portfolio and to obtain additional liquidity. The Portfolio receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require that, if securities are sold by the Portfolio under a reverse repurchase agreement, the Portfolio set aside cash or permissible liquid securities from its portfolio, marked to market daily and having a value equal to the proceeds received on any sale subject to repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Portfolio under a reverse repurchase agreement could decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered borrowings by the Portfolio and as such would be subject to the restrictions on borrowing.

          Foreign Investments. The Portfolio may invest up to 10% of the value of its total assets in securities principally traded in foreign markets and Eurodollar certificates of deposit issued by branches of U.S. and foreign banks. Foreign investments may involve risks not present to the same degree in domestic investments, such as future political and economic developments, the imposition of withholding taxes on interest income, seizure or nationalization of foreign deposits, the establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Foreign securities may be less liquid and more volatile than U.S. securities, and foreign accounting and disclosure standards may differ from U.S. standards. In addition, settlement of transactions in foreign securities may be subject to delays, which could result in adverse consequences to the Portfolio including restrictions on the subsequent resale of such securities. The value of foreign investments may rise or fall because of changes in currency exchange rates. In addition, the costs of exchanging foreign currencies for payments in U.S. dollars and nonnegotiated brokerage commissions in foreign countries may reduce the yield on foreign securities. In the event of a default in payment on foreign securities, the Portfolio may incur increased costs to obtain a judgment against the foreign issuer in the United States or abroad.

          The Portfolio may buy or sell foreign currencies or deal in forward foreign currency contracts to hedge against possible fluctuations in exchange rates that may affect the yield of the Portfolio when the foreign currencies are converted in payment in U.S. dollars. The Portfolio will use currency transactions only for hedging and not speculative purposes. The Portfolio may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Portfolio's dealings in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in the currency. The Portfolio may not use position hedging with respect to a particular currency to an extent greater than the aggregate market value (at the time of entering into the position hedge) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency. If the Portfolio enters into a position hedging transaction, the Portfolio will set aside cash or permissible liquid securities in an amount equal to the value of the Portfolio's total assets committed to the consummation of the forward contract. If the value of the securities set aside declines, the Portfolio will set aside additional cash or permissible liquid securities to equal the amount of the Portfolio's commitment with respect to the forward contract.

           Options. The Portfolio may write (sell) call options which are traded on national securities exchanges with respect to securities in its portfolio. The Portfolio may only write "covered" call options, that is, options on securities it holds in its portfolio or has an immediate right to acquire through conversion or exchange of securities held in its portfolio. The Portfolio may write call options on its portfolio securities in an attempt to realize a greater current return than would be realized on the securities alone. The Portfolio also may write call options as a partial hedge against a possible market decline. In view of its investment objective, the Portfolio generally would write call options only in circumstances in which the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Portfolio receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as the Portfolio remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline). The Portfolio also may enter into "closing purchase transactions" to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood that the Portfolio will be able to make closing purchase transactions, there is no assurance that the Portfolio will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Portfolio's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. The extent to which the Portfolio may enter into transactions involving call options also may be limited by the requirements of the Code, for qualification as a regulated investment company.

          Financial Futures Contracts and Related Options. Currently, the Portfolio has no intention to trade in financial futures contracts or options on financial futures contracts. However, the Portfolio has reserved the right, subject to the approval of the Board of Managers, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. This technique could be employed if the Adviser anticipates that interest rates may rise, in which event the Portfolio could sell a futures contract to protect against the potential decline in the value of its portfolio securities. Conversely, if declining interest rates were anticipated, the Portfolio could purchase a futures contract to protect against a potential increase in the price of securities the Portfolio intends to purchase.

          The Portfolio will not be a commodity pool. In addition, the Portfolio has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

          Risks of Hedging Transactions. The use of options, financial futures and options on financial futures may involve risks not associated with other types of investments which the Portfolio intends to purchase and it is possible that a portfolio that utilizes hedging strategies may not perform as well as a portfolio that does not make use of such strategies. In particular, the Portfolio's positions in options and financial futures may be entered and closed out only on a federally licensed exchange which provides a market therefor, and there can be no assurance that a liquid market will exist for any particular option or futures contract. Because financial futures and related options markets generally impose limits on daily price movement, it is possible that the Adviser will not be able to close out hedge positions promptly. The inability to close out options and futures positions could have an adverse impact on the Portfolio's ability to hedge its securities effectively and might, in some cases, require the Portfolio to deposit substantial amounts of additional cash to meet applicable margin requirements. The Portfolio's ability to hedge effectively through transactions in financial futures or options depends on the degree to which price movements, which include, in part, changes in interest rates, in the Portfolio's holdings correlate with price movements of the hedging instruments. Inasmuch as the Portfolio's options and futures will not duplicate such underlying securities, the correlation probably will not be perfect. Consequently, the prices, which include, in part, changes in interest rates, of the securities being hedged may not move in the same amount as the hedging instrument. It is possible that there may be a negative correlation between the hedging instrument and the hedged securities, which would prevent the Portfolio from achieving the anticipated benefits of hedging transactions or may cause the Portfolio to realize losses and thus be in a worse position than if such strategies had not been used.

          Borrowing Money. The Portfolio may borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments. The Portfolio does not intend to engage in borrowing for investment purposes (leverage).

          Investment Restrictions. The Portfolio's investment objective, its policy to invest at least 65% of its total assets in high-yield securities rated in the lower categories by recognized rating agencies or nonrated fixed-income securities deemed by the Adviser to be of comparable quality, and the following investment restrictions, have been adopted by the Portfolio as fundamental policies. Fundamental policies of the Portfolio may not be changed without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding shares. All other investment policies or practices are considered by the Portfolio not to be fundamental and accordingly may be changed by the Portfolio's Board of Managers without interest holder approval. For purposes of the 1940 Act, "majority" means (a) 67% or more of the Portfolio's outstanding voting interests present at a meeting, if the holders of more than 50% of the Portfolio's outstanding voting interests are present or represented by proxy, or (b) more than 50% of the Portfolio's outstanding voting interests, whichever is less. The Portfolio may not:

1.	Borrow money (through reverse repurchase agreements or otherwise) or issue any senior securities (as defined in the 1940 Act), except as permitted by the 1940 Act.

2.	Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings permitted by restriction 1 above. Collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.

3.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that the Portfolio may make margin payments in connection with transactions in futures contracts and options.

4.	Make short sales of securities or maintain a short position for the account of the Portfolio unless at all times when a short position is open the Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issuer as, and in equal amount to, the securities sold short.

5.	Underwrite securities issued by other persons, except to the extent that, in connection with the disposition of its portfolio investments, the Portfolio may be deemed to be an underwriter under the federal securities laws.

6.	Purchase or sell real estate, although the Portfolio may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate and securities representing interests in real estate.

7.	Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell financial futures contracts and related options as provided in the Prospectus and the SAI.

8.	Make loans, except by the acquisition of loan interests and other debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of the value of its total assets, or through the lending of its portfolio securities with respect to not more than one-third of the value of its total assets.

9.	With respect to 75% of the value of the Portfolio's total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities.

10.	With respect to 75% of the value of the Portfolio's total assets, acquire more than 10% of the outstanding voting securities of any issuer.

11.	Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities.

12.	Invest in the securities of other registered investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions.

13.	Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although the Portfolio may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

14.	Make investments for the purpose of exercising control or management over the issuer of any security.

15.	Write, purchase or sell puts, calls or combinations thereof, or purchase or sell futures contracts or related options, except that the Portfolio may write call options and invest in futures contracts and related options as provided in this Registration Statement,

          If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of the Portfolio's investments or amount of total assets will not be considered a violation of any of the foregoing restrictions. With respect to Investment Restriction 1, however, if borrowings exceed the amount permitted under the 1940 Act as a result of a change in values or assets, the Portfolio must take steps to reduce such borrowings at least to the extent of such excess.

          Although the provisions of certain restrictions permit the Portfolio to engage in transactions in futures contracts and options to a limited extent, and to borrow for investment purposes, the Portfolio does not have any current intention of engaging in such transactions and strategies.

          Disclosure of Portfolio Holdings. It is the policy of the Portfolio to protect the confidentiality of its portfolio holdings and prevent the selective disclosure of material non-public information about such holdings. The Portfolio will publicly disclose its ten largest holdings as reported on a month-end basis on its website at the following Internet address: www.___________.com/_____, approximately 30 days after such month end. The information will remain accessible until the Portfolio files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current.

          If portfolio holdings are released pursuant to an ongoing arrangement with any party, the Portfolio must have a legitimate business purpose for doing so, and none of the Portfolio, a Fund or the Adviser or its affiliates may receive any compensation in connection with an arrangement to make available information about the Portfolio's portfolio holdings.

          The Portfolio may also disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on material non-public information, imposed by law and/or contract. These service providers include the Portfolio's investment adviser, custodian, auditors, administrator, and each of their respective affiliates and advisors. Disclosure of the Portfolio's portfolio holdings may be authorized only by the Portfolio's Chief Compliance Officer, and any exceptions to this policy are reported to the Portfolio's Board of Managers.

Item 12.  Management of the Portfolio.

           (a) Management Information.

                                          Year First        Principal
                                          Elected or        Occupation(s)
Name, Address           Position Held     Appointed to      During Past Five       Number of Portfolios   Other Board
and Age                 with Portfolio    Office*           Years                  in Adviser Complex     Memberships Held
----------------------- ----------------- ----------------- ---------------------- ---------------------- ------------------

__________

* Each Manager serves an indefinite term, until his successor is elected.

           (b) Board of Managers. As stated, the Managers of the Portfolio are responsible for the overall supervision of its operations and to perform the various duties imposed on the directors of investment companies by the 1940 Act.

          The Portfolio has standing audit, nominating and litigation committees, each comprised of the Managers who are not interested persons of the Portfolio, as defined in the 1940 Act ("Independent Managers"). The function of the audit committee is (1) to oversee the Portfolio's accounting and financial reporting processes and the audits of the Portfolio's financial statements and (2) to assist in Board oversight of the integrity of the Portfolio's financial statements, the Portfolio's compliance with legal and regulatory requirements and the independent auditors' qualifications, independence and performance. The function of the nominating committee is to select and nominate candidates for election to the Portfolio's Board of Managers. The nominating committee will consider recommendations for nominees from interest holders sent to the Secretary of the Portfolio at __________________________. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Managers, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the interest holders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the nominating committee. The litigation committee's function is to seek to address any potential conflicts of interest between the Portfolio and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by both the Portfolio and the Adviser or another client of the Adviser.

          Interest Ownership.  Information relating to each Manager's interest in the Portfolio and in all other funds advised by the Adviser that are overseen by the respective Manager as of December 31, 2004 is set forth in the chart below:

                                                                   Dollar Range of Aggregate Holdings of
                                  Dollar Range of Portfolio     Portfolio Interests and Securities of other
Manager                                   Interests                            Adviser Funds
-------                           -------------------------     -------------------------------------------
                                             $0                                      $
                                             $0                                      $
                                             $0                                      $
                                             $0                                      $
                                             $0                                      $

          As of the date of this Registration Statement, no Independent Manager owns beneficially or of record any security of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.

          As of the date of this Registration Statement, the officers and Managers of the Portfolio did not own any of the outstanding interests in the Portfolio.

           (c) Compensation. The executive officers of the Portfolio and any Manager who is an "interested person" of the Portfolio (as defined in the 1940 Act) receive no direct remuneration from the Portfolio. Independent Managers are compensated at the rate of $______ annually, and are reimbursed for actual out-of-pocket expenses relating to attendance at meetings.

          The following table sets forth the compensation estimated to be earned by each Manager for the Portfolio's first full fiscal year and the aggregate compensation paid to them from all investment companies advised by all the Adviser for the fiscal year ended October 31, 2005. The Portfolio has not yet commenced operations and has, therefore, paid no fees to the Managers.

                                    Aggregate Compensation from the
                                               Portfolio                   Total Compensation From the Portfolio
                                 for the Fiscal Year Ended October 31,     and the Adviser Funds for the Fiscal
           Manager                               2005                          Year Ended October 31, 2005*
           -------               -------------------------------------     -------------------------------------

___________________________________________________________
* Retirement benefits are not offered as part of the compensation for Managers.

           (d) Sales Loads. Not Applicable.

           (e) Code of Ethics. The Portfolio and the Adviser have each adopted a Code of Ethics under Rule 17j-1 under the 1940 Act. The Codes of Ethics establish procedures for personal investing and restricts certain transactions. The Codes of Ethics essentially prohibit certain of their personnel, including the Portfolio's portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Portfolio's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Portfolio interest holders, are placed before the interests of personnel in connection with personal investment transactions. Under the Code of Ethics for the Portfolio and the Adviser, personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transaction's with the appropriate compliance officer and to report all transactions on a regular basis. Text-only versions of the Codes of ethics can be viewed online or downloaded from the EDGAR database on the SEC internet web site at www.sec.gov. You may also review and copy these documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102, or by e-mail request at publicinfo@sec.gov.

           (f) Proxy Voting Policies. The Portfolio has delegated voting of proxies in respect of portfolio holdings to its Adviser to vote the Portfolio's proxies in accordance with the Adviser's proxy voting guidelines and procedures. The Adviser has adopted proxy voting guidelines (the "Guidelines") that provide as follows:

•	The Adviser votes proxies in respect of the Portfolio's securities in the Portfolio's best interests and without regard to the interests of the Adviser or any client of the Adviser.

•	Unless the Adviser's Proxy Voting Committee (the "Committee") otherwise determines (and documents the basis for its decisions) or as otherwise provided below, the Adviser votes proxies in a manner consistent with the Guidelines.

•	To avoid material conflicts of interest, the Adviser applies the Guidelines in an objective and consistent manner across the Portfolio's accounts. Where a material conflict of interest has been identified and the matter is covered by the Guidelines, the Committee votes in accordance with the Guidelines. For the Portfolio, where a conflict of interest has been identified and the matter is not covered in the Guidelines, the Adviser will disclose the conflict and the Committee's determination of the matter in which to vote to the Portfolio's Board.

•	The Adviser also may determine not to vote proxies in respect of securities of the Portfolio if it determines it would be in the Portfolio's best interests not to vote.

          The Adviser's Guidelines also address how it will vote proxies on particular types of matters such as corporate governance matters, disclosure of executive compensation and share repurchase programs. For example, the Adviser generally will:

•	Support management in most elections for managers, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

•	Support proposals seeking increased disclosure of executive compensation; and

•	Support management proposals to institute share repurchase plans in which all shareholders may participate on equal terms.

          The information regarding how the Portfolio voted proxies related to its investment securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling ____________.

Item 13. Control Persons and Principal Holders of Securities.

          As of the date of this Registration Statement, there were no interest holders in the Portfolio.

Item 14.  Investment Advisory and Other Services.

           (a) Investment Adviser. Incorporated by reference in Item 5, Part A.

           (b) Principal Underwriter. ____________________ (the "Placement Agent"), whose principal address is _____________, acts as the principal placement agent for the Portfolio.

           (c) Services Provided. The Adviser has overall responsibility for the management of the Portfolio's investment portfolio. The Portfolio and the Adviser have entered into an Advisory Agreement that requires the Adviser to provide investment advisory and portfolio management services for the Portfolio. It also requires the Adviser to assist in managing and supervising the general day-to-day business activities and operations of the Portfolio. The Adviser provides the Portfolio with the personnel necessary to administer the Portfolio. The Adviser provides the Portfolio with the personnel necessary to administer the Portfolio. The agreement with the Adviser can be terminated at any time, without payment of any penalty, by vote of the Managers or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio or by the Adviser, in each case on not more than 60 days' nor less than 30 days' prior written notice.

          The Adviser bears its expenses of providing the services described above. The Portfolio pays all operating and other expenses of the Portfolio not borne by the Adviser including, but not limited to, legal fees, custodian fees, expenses in preparing interest holder reports and proxy solicitation materials and other miscellaneous business expenses. The Portfolio also pays all taxes imposed on it and all brokerage commissions.

          [In approving the Portfolio's Advisory Agreement with the Adviser, the Board considered a number of factors, including the nature and quality of the services provided by the Adviser; the investment philosophy and investment approach to be applied to the Portfolio by the Adviser; the investment management expertise of the Adviser in respect of the Portfolio's investment strategies; the personnel, resources and experience of the Adviser; the Adviser's expected costs of providing services under the Investment Advisory Agreement; and any ancillary benefits the Adviser may receive from its relationship with the Portfolio. The Independent Managers met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreement. The Managers considered the capability of the Adviser and concluded that its personnel had sufficient experience to manage the Portfolio. They considered comparative fees and expenses and concluded that the fees to be charged by the Adviser were reasonable. After having the opportunity to request and review such additional information as they deemed necessary and considering the foregoing, the Managers concluded that approval of the Advisory Agreement was in the best interests of the Portfolio and its interest holders, and the Board, including a majority of the Independent Managers, approved the proposed Advisory Agreement.]

          Each Fund will pay Portfolio expenses in proportion to the total value of Portfolio assets in the Fund.

           (d) Service Agreements. Not Applicable.

           (e) Other Investment Adviser. Not Applicable.

           (f) Dealer Reallowances. Not Applicable.

           (g) Rule 12b-1 Plans. Not Applicable.

           (h) Other Service Providers. Not Applicable.

Item 15.  Brokerage Allocation and Other Practices.

          Selection of Broker-Dealers; Order Placement. Subject to the overall review of the Portfolio's Board of Managers, the Adviser is responsible for decisions to buy and sell securities and other portfolio holdings of the Portfolio, for selecting the broker or dealer to be used, and for negotiating any commission rates paid. Fixed-income securities generally are traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security will likely include a profit to the dealer. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

          The Adviser and its affiliates manage other accounts, including private funds and individual accounts that also invest in high yield fixed-income securities. Although investment decisions for the Portfolio are made independently from those of such other accounts, investments of the type the Portfolio may make also may be made on behalf of such other accounts. When the Portfolio and one or more other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Adviser to be equitable over time. The Adviser may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Portfolio. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Adviser in a manner designed to be equitable and consistent with the Adviser's fiduciary duty to the Portfolio and its other clients (including its duty to seek to obtain best execution of client trades).

          Commission Rates. In placing orders for the Portfolio's investment portfolio, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking the most favorable price and execution, the Adviser, having in mind the Portfolio's best interests, will consider all factors it deems relevant, including, by way of illustration: price; the size, type and difficulty of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; operational capabilities; the reputation, experience and financial stability of the broker-dealer involved; and the quality of service rendered by the broker-dealer in other transactions. Though the Adviser generally seeks reasonably competitive commissions or spreads, the Portfolio will not necessarily be paying the lowest commission or spread available.

          Portfolio Turnover Rate. As part of its investment policies, the Portfolio places no restrictions on portfolio turnover and the Portfolio may sell any portfolio security without regard to the period of time it has been held.

Item 16.  Capital Stock and Other Securities.

          The following information supplements and should be read in conjunction with Item 5(b) and Item 6 in Part A. Upon liquidation of the Portfolio, the Funds would be entitled to share in the assets of the Portfolio that are available for distribution in proportion to their investment in the Portfolio.

          Each Fund is entitled to a vote in proportion to its investment in the Portfolio. Each Fund will participate in the earnings, dividends and assets of the Portfolio in accordance with its pro rata interests in the Portfolio. The Portfolio will not issue share certificates.

          Each investor is entitled to vote, with respect to matters affecting the Portfolio, in proportion to the amount of its investment in the Portfolio. Investors in the Portfolio do not have cumulative voting rights, and investors holding more than 50% of the aggregate interest in the Portfolio may elect all of the Managers of the Portfolio if they choose to do so and in such event the other investors in the Portfolio would not be able to elect any Manager. The Portfolio is not required to hold annual meetings of investors, but the Portfolio will hold special meetings of investors when in the judgment of the Portfolio's Managers it is necessary or desirable to submit matters for an investor vote. The Managers may elect to terminate the Portfolio without a vote of the interest holders.

Item 17.  Purchase, Redemption and Pricing of Securities.

          The following information supplements and should be read in conjunction with Item 6 and Item 7 in Part A.

           (a) Purchase of Interests in the Portfolio. The NAV of the Portfolio is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern Time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for business on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

          The Portfolio's NAV will be determined by dividing the value of the net assets of the Portfolio (for the purpose of determining the NAV per share of the Portfolio, the value of the Portfolio's net assets shall be deemed to equal the value of the Portfolio's assets less the Portfolio's liabilities) by the total number of shares outstanding.

          The value of the Portfolio's assets is based on the current market value of its investments. For securities with readily available market quotations, the Portfolio uses those quotations for pricing. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices from principal market makers. Securities without a sale price or bid and ask quotations on the valuation day will be priced by an independent pricing service. If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (including when events materially affect the value of securities occurring between the time when market prices are determined and calculation of the Portfolio's net asset value), such securities are valued at their fair value as determined by, or in accordance with procedures approved by, the Board. In these cases, the Portfolio's net asset value will reflect the affected portfolio securities' value as determined in the judgment of the Board of Managers or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from a security's most recent sale price and from the prices used by other investment companies to calculate their net asset values. There can be no assurance that the Portfolio's valuation of a security will not differ from the amount that it realizes upon the sale of such security.

          Short-term debt securities that mature in less than 60 days will be valued at amortized cost if their term to maturity from the date of acquisition by the Portfolio was less than 60 days or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of acquisition by the Portfolio was more than 60 days, unless this method is determined by the Board of Managers not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest.

           (b) Portfolio Reorganizations. Not Applicable.

           (c) Offering Price. Not Applicable.

           (d) Redemption in Kind. Not Applicable.

           (e) Arrangements Permitting Frequent Purchases and Redemptions of Fund Shares. Not Applicable.

Item 18.  Taxation of the Portfolio.

          Because the Portfolio intends to qualify as a partnership for federal income tax purposes, the Portfolio should not be subject to any income tax. Based upon the status of the Portfolio as a partnership, a Fund will take into account its share of the Portfolio's ordinary income, capital gains, losses, deductions and credits in determining its income tax liability. The determination of a Fund's share of the Portfolio's ordinary income, capital gains, losses, deductions and credits will be made in accordance with the Code.

          The Portfolio's taxable year-end is October 31. Although the Portfolio will not be subject to federal income tax, it will file appropriate federal income tax returns.

          It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code for qualification as a regulated investment company ("RIC"), assuming that the investor invested all of its investable assets in the Portfolio. Any prospective Fund which is a RIC agrees that, for purposes of determining its required distribution under Code Section 4982(a), it will account for its share of items of income, gain, loss, deduction and credit of the Portfolio as they are taken into account by the Portfolio.

          The Portfolio may invest in futures contracts or options. Certain options and futures contracts and foreign currency contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40" gains or losses). Also, section 1256 contracts held by the Portfolio at the end of each taxable year are marked to market, i.e., treated for federal income tax purposes as being sold on the last business day of such taxable year for their fair market value. The resulting mark-to-market gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the resulting actual gain or loss will be adjusted by the amount of any year-end mark-to-market gain or loss previously taken into account.

          Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

          Certain hedging transactions undertaken by the Portfolio may result in "straddles" for federal income tax purposes. The straddle rules contained in Code Section 1092 and the regulations thereunder may affect the character of gains (or losses) realized by the Portfolio with respect to property held in a straddle. In addition, it may be required that losses realized by the Portfolio on positions that are part of a straddle be deferred, rather than taken into account in calculating taxable income for the taxable year in which such losses are realized. The Portfolio may make one or more of the elections available under the Code that are applicable to straddles. If the Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Additionally, Section 1258 the Code, applicable to "conversion transactions" or Section 1259, applicable to "constructive sales," may apply to certain Portfolio transactions (including straddles) to change the character of capital gains to ordinary income or to require the recognition of income prior to the economic recognition of such income.

          The Portfolio may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries, which may entitle the Portfolio to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested within various countries is not known.

          The Portfolio is to be managed in compliance with the provisions of the Code applicable to RICs as though such requirements were applied at the Portfolio level. Thus, consistent with its investment objective, the Portfolio will meet the income and diversification of assets tests of the Code applicable to RICs. [The Portfolio and the Funds will apply for a ruling from the Internal Revenue Service to the effect that, because the Portfolio is classified as a partnership for tax purposes, the Funds will be treated as owners of their proportionate shares, subject to certain adjustments, of the Portfolio's assets and income for purposes of these tests.]

          The Code requires a RIC to pay a nondeductible 4% excise tax to the extent that the RIC does not distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its net capital gain, determined, in general, on an October 31 year-end basis plus certain undistributed amounts from previous years. The Portfolio intends to distribute its income and capital gains to its RIC investors so as to enable such RICs to minimize imposition of the 4% excise tax. There can be no assurance that sufficient amounts of the Portfolio's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax on RIC investors. In such event, a RIC investor will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

          Investors are advised to consult their own tax advisers as to the tax consequences of an investment in the Portfolio.

Item 19.  Underwriters.

           (a) Distribution of Securities. Offering of interests in the Portfolio is continuous. The Placement Agent shall be the exclusive representative of the Portfolio to act as placement agent in respect of the distribution of the interests of the Portfolio and shall devote reasonable time and effort to its duties.

           (b) Compensation. The Placement Agent receives no compensation for acting as placement agent for the Portfolio.

           (c) Other Payments. The Placement Agent or its affiliates may provide brokerage, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Adviser or its affiliates, including the Funds, and may receive compensation for providing these services.

Item 20.  Calculation of Performance Data.

           Not Applicable.

Item 21.  Financial Statements.

          The Portfolio had not commenced operations as of the date of the Registration Statement. Therefore, financial statements of the Portfolio are not available.

PART C.  OTHER INFORMATION

Item 22  Exhibits.

Exhibit Number

(a)	Certificate of Formation.*

(b)	Not Applicable.

(c)	High Income Master Portfolio Limited Liability Company Agreement.*

(d)	Investment Advisory Agreement between the Portfolio and ______________.*

(e)	Omitted pursuant to Paragraph 2(b) of Instruction B of the General Instructions to Form N-1A.

(f)	Not Applicable.

(g)	Custodian Agreement between the Portfolio and __________________.*

(h)(1)	Transfer Agent Agreement between the Portfolio and __________________.*

(h)(2)	Placement Agent Agreement between the Portfolio and __________________.*

(i)	Omitted pursuant to Paragraph 2(b) of Instruction B of the General Instructions to Form N-1A.

(j)	Omitted pursuant to Paragraph 2(b) of Instruction B of the General Instructions to Form N-1A.

(k)	Omitted pursuant to Paragraph 2(b) of Instruction B of the General Instructions to Form N-1A.

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Reserved.

(p)	Code of Ethics of the Portfolio and the Adviser.*

(q)	Power of Attorney.*

__________
* To be filed by amendment.

Item 23.  Persons Controlled By or Under Common Control With the Portfolio.

           Not Applicable.

Item 24.  Indemnification.

          Reference is made to Section 17(h) and (i) of the 1940 Act, and pursuant to Section __, of Article ____ of the Portfolio's limited liability company agreement (the "LLC Agreement") to be filed as Exhibit (c) to this Registration Statement). Managers, officers, employees and agents of the Portfolio will be indemnified to the maximum extent permitted by Delaware law and the 1940 Act.

          The Portfolio hereby undertakes that it will apply the indemnification provisions of its LLC Agreement in a manner consistent with Release No. 11330 of the SEC under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of the 1940 Act remain in effect and are consistently applied.

Item 25.  Business and Other Connections of The Investment Adviser.

          The description of the business of the Adviser is set forth under the caption "Management of the Fund" in Part A.

          The information as to the Directors and officers of the Adviser set forth in the Adviser's Form ADV filed with the SEC on (File No. ___-______) and as amended through the date hereof is incorporated herein by reference.

Item 26.  Principal Underwriters.

           (a) _________ acts as the placement agent for the Portfolio and as the principal underwriter for each of the following open-end investment companies:

           (b) The Portfolio is fulfilling the requirement of this Item 26 by incorporating by reference the information contained in the Form BD filed pursuant to the Securities Exchange Act of 1934, as amended, by the Placement Agent (SEC File No. _______).

           (c) Not Applicable.

Item 27.  Location of Accounts and Records.

           The accounts and records of the Portfolio will be maintained at its offices and at the offices of the Adviser, located at _______________________________.

           ___________, located at ________________________, maintains all records in its capacity as custodian for the Portfolio's assets. _______________, located at ________________ maintains all records required in its capacity as the Portfolio's registrar and transfer agent.

Item 28.  Management Services.

           Not Applicable.

Item 29.  Undertakings.

           Not Applicable.

SIGNATURES

           Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, and State of Texas, on the 23rd day of December, 2004.

HIGH INCOME MASTER PORTFOLIO LLC By: /s/ Mark Okada Name: Mark Okada Title: Authorized Signatory